Exhibit 99.1

Contact Information:

Investors:

Brainerd Communicators, Inc.

Corey Kinger

(212) 986-6667

kinger@braincomm.com

WEIGHT WATCHERS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2014 RESULTS

AND PROVIDES FULL YEAR 2015 GUIDANCE

NEW YORK, N.Y., February 26, 2015 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the fourth quarter and full year fiscal 2014 and provided full year fiscal 2015 earnings guidance, including:

•	Q4 2014 revenues of $327.8 million, down 10.4% versus the prior year period, with total paid weeks down 7.0%

•	Q4 2014 adjusted earnings per fully diluted share (EPS) was $0.07, which excluded the impact of restructuring and non-cash impairment charges of $0.01 and $0.34, respectively, per fully diluted share; as reported, Q4 2014 EPS was a loss of $0.28

•	Full year 2014 cash flow provided by operating activities totaled $231.6 million, with a cash balance of $301.2 million at year end

•	Full year 2015 earnings guidance of between $0.40 and $0.70 per fully diluted share

“While we still believe in our underlying strategies, I am disappointed that we are not yet where we hoped to be and our turnaround will take longer than we had anticipated,” commented Jim Chambers, the Company’s President and Chief Executive Officer. “Therefore, as we continue to enhance our consumer offerings, we are taking more aggressive steps to right-size our cost structure with a $100 million cost-savings initiative.”

Q4 2014 Consolidated Summary

	Net Income* (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	January 3, 2015	December 28, 2013	% Change	January 3, 2015	December 28, 2013	% Change
Net (Loss) Income / EPS	$(16.1)	$30.8	(152.0)%	$(0.28)	$0.54	(151.7)%
Adjustments
2014 Restructuring Charges	0.6	—		0.01	—
Indefinite-Lived Intangible Impairments	19.1	1.2		0.34	0.02

Adjusted Net Income / EPS	$3.7	$32.0	(88.4)%	$0.07	$0.56	(87.5)%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

* Excluding the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Fourth quarter 2014 net loss was $16.1 million versus net income of $30.8 million in the prior year period. EPS for Q4 2014 was a loss of $0.28 versus income of $0.54 in the prior year period. Foreign currency had a de minimis impact to EPS in Q4 2014.

Net income and EPS for Q4 2014 were negatively impacted by two items that affected year-over-year comparability. First, the Company incurred $1.0 million ($0.6 million after tax or $0.01 per fully diluted share) of charges in connection with its previously disclosed 2014 restructuring plan. Second, the Company recorded an impairment charge of $26.1 million ($19.1 million after tax or $0.34 per fully diluted share) for its franchise rights acquired related to its Canada operations. Excluding these two items, net income was $3.7 million and EPS was $0.07 in Q4 2014.

Net income and EPS for Q4 2013 were negatively impacted by an impairment charge of $1.2 million ($0.02 per fully diluted share) for its franchise rights acquired related to its Mexico and Hong Kong operations. Excluding this item, net income was $32.0 million and EPS was $0.56 in Q4 2013.

Q4 2014 Global Results

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	January 3, 2015	December 28, 2013	% Change
Revenues	$327.8	$366.1	(10.4)%	(7.9)%
Operating Income	$14.2	$79.1	(82.0)%	(82.4)%
Adjustments
2014 Restructuring Charges	1.0	—
Indefinite-Lived Intangible Impairments	26.1	1.2

Adjusted Operating Income	$41.3	$80.3	(48.6)%	(46.2)%

Total Paid Weeks	40.2	43.2	(7.0)%	N/A
Meeting (1) Paid Weeks	18.1	19.5	(6.8)%	N/A
Online (2) Paid Weeks	22.1	23.8	(7.2)%	N/A
End of Period Active Subscribers (3) (in thousands)	2,509.5	2,962.9	(15.3)%	N/A
Meeting Subscribers (in thousands)	1,055.4	1,216.7	(13.3)%	N/A
Online Subscribers (in thousands)	1,454.1	1,746.2	(16.7)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(1)	“Meetings” refers to commitment plan subscribers, “pay-as-you-go” members, Total Access subscribers and other meetings members.
(2)	“Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products, including subscriptions for Weight Watchers eTools.
(3)	“Subscribers” refer to meetings members and Online subscribers who participate in recur billing programs, such as the Company’s monthly commitment plan for its meetings business.

Fourth quarter 2014 revenues decreased 7.9% on a constant currency basis versus the prior year period. This decrease was primarily driven by lower revenues in North America. Q4 2014 total paid weeks were down 7.0% as compared to the prior year period, with an Online paid weeks decline of 7.2% and meeting paid weeks decline of 6.8%. These declines were driven by lower active subscriber bases at the start of the quarter and lower recruitments in the quarter for both the meetings and Online businesses versus the prior year period.

Fourth quarter 2014 operating income decreased 82.4% on a constant currency basis versus the prior year period. Excluding the $1.0 million of restructuring charges and $26.1 million impairment charge in Q4 2014 and excluding the $1.2 million impairment charge in Q4 2013, operating income decreased 46.2% on a constant currency basis versus the prior year period. The operating income decline was driven primarily by lower revenues and higher marketing expense in North America.

Fourth quarter 2014 had 14 weeks as compared to 13 weeks in the fourth quarter 2013, which had a negative impact of $0.05 per fully diluted share.

Q4 2014 North America Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	January 3, 2015	December 28, 2013	% Change
Service Revenues*	$180.1	$207.7	(13.3)%	(12.7)%
Total Paid Weeks	26.0	29.8	(12.8)%	N/A
End of Period Active Subscribers (in thousands)	1,617.8	2,066.1	(21.7)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

* See Consolidated Statements of Net Income for Service Revenues definition.

Fourth quarter 2014 service revenues for North America were down 12.7% on a constant currency basis versus the prior year period driven by a 12.8% decline in total paid weeks. These declines were driven by lower active subscriber bases at the start of the quarter and lower recruitments in the quarter for both the meetings and Online businesses versus the prior year period. As was the case throughout 2014, North America continued to face strong competition for consumer trial from an evolving competitor set, including mobile apps and activity monitors, during the fourth quarter 2014.

Q4 2014 UK Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	January 3, 2015	December 28, 2013	% Change
Service Revenues*	$23.9	$25.1	(4.7)%	(2.6)%
Total Paid Weeks	4.6	4.6	0.4%	N/A
End of Period Active Subscribers (in thousands)	277.8	297.4	(6.6)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Fourth quarter 2014 service revenues for the UK were down 2.6% on a constant currency basis versus the prior year period driven by lower active subscriber bases at the start of the quarter for both the meetings and Online businesses as compared to the prior year period.

Q4 2014 CE Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	January 3, 2015	December 28, 2013	% Change
Service Revenues*	$49.8	$52.7	(5.6)%	3.3%
Total Paid Weeks	8.3	7.7	8.3%	N/A
End of Period Active Subscribers (in thousands)	551.9	528.4	4.4%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Fourth quarter 2014 service revenues for Continental Europe (CE) were up 3.3% on a constant currency basis versus the prior year period. Total paid weeks increased by 8.3%, driven by a 13.0% increase in Online paid weeks. Service revenues were positively impacted by a 0.7% paid weeks increase in the meetings business. The increase in total paid weeks was primarily driven by the higher Online active subscriber base at the start of the quarter and increased Online recruitments compared to the prior year period, which more than offset a lower meeting active subscriber base at the start of the quarter and lower meeting recruitments compared to the prior year period.

Full Year 2014 Consolidated Summary

	Net Income* (in millions)			Fully Diluted EPS
	Fiscal Year Ended			Fiscal Year Ended
	January 3, 2015	December 28, 2013	% Change	January 3, 2015	December 28, 2013	% Change
Net Income / EPS	$97.4	$204.7	(52.4)%	$1.72	$3.63	(52.7)%
Adjustments
2014 Restructuring Charges	7.2	—		0.13	—
Indefinite-Lived Intangible Impairments	19.1	1.2		0.34	0.2
Gain on Brazil Acquisition	(6.4)	—		(0.11)	—
Tax Benefit, Net	(2.4)	—		(0.04)	—
Early Extinguishment of Debt Charge	—	13.3		—	0.24

Adjusted Net Income / EPS	$115.0	$219.2	(47.5)%	$2.03	$3.89	(47.8)%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*Excluding the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Fiscal 2014 net income was $97.4 million versus $204.7 million in the prior year. EPS for fiscal 2014 was $1.72 versus $3.63 in the prior year. Foreign currency had a de minimis impact to EPS in fiscal 2014.

Net income and EPS for fiscal 2014 included: (i) $11.8 million ($7.2 million after tax or $0.13 per fully diluted share) of restructuring charges; (ii) a $26.1 million ($19.1 after tax or $0.34 per fully diluted share) impairment charge; (iii) the impact of the gain of $10.5 million ($6.4 million after tax or $0.11 per fully diluted share) recognized in connection with the Company’s previously disclosed Brazil acquisition due to an adjustment of its previously held equity interest to fair value offset by a charge associated with the settlement of the royalty-free arrangement of its Brazilian partnership; and (iv) the $2.4 million net tax benefit ($0.04 per fully diluted share) related to an intercompany loan write-off in connection with the Company’s previously disclosed closure of its China business partially offset by the recognition of a valuation allowance related to tax benefits for foreign losses that are not expected to be realized. Excluding the impact of the above items, net income was $115.0 million and EPS was $2.03 in fiscal 2014.

Net income and EPS for fiscal 2013 were impacted by two items that affected year-over-year comparability. First, the Company wrote-off fees associated with the Company’s debt refinancing in April 2013. This write-off resulted in a $21.7 million ($13.3 million after tax or $0.24 per fully diluted share) early extinguishment of debt charge recorded in fiscal 2013. Second, the Company recorded an impairment charge of $1.2 million ($0.02 per fully diluted share) for its franchise rights acquired related to its Mexico and Hong Kong operations. Excluding these items, net income was $219.2 million and EPS was $3.89 in fiscal 2013.

Full Year 2014 Global Results

	Fiscal Year Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	January 3, 2015	December 28, 2013	% Change
Revenues	$1,479.9	$1,724.1	(14.2)%	(14.2)%
Operating Income	$271.3	$460.8	(41.1)%	(41.7)%
Adjustments
2014 Restructuring Charges	11.8	—
Indefinite-Lived Intangible Impairments	26.1	1.2

Adjusted Operating Income	$309.2	$462.0	(33.1)%	(33.2)%

Total Paid Weeks	177.8	202.5	(12.2)%	N/A
Meeting Paid Weeks	78.2	89.1	(12.3)%	N/A
Online Paid Weeks	99.6	113.4	(12.2)%	N/A
End of Period Active Subscribers (in thousands)	2,509.5	2,962.9	(15.3)%	N/A
Meeting Subscribers (in thousands)	1,055.4	1,216.7	(13.3)%	N/A
Online Subscribers (in thousands)	1,454.1	1,746.2	(16.7)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fiscal 2014 revenues decreased 14.2% on a constant currency basis versus the prior year. This decrease was primarily driven by lower revenues in North America. Fiscal 2014 total paid weeks were down 12.2% as compared to the prior year, with an Online paid weeks decline of 12.2% and meeting paid weeks decline of 12.3%. These declines were driven by lower active subscriber bases at the start of the year and lower recruitments in the year for both the meetings and Online businesses versus the prior year.

Fiscal 2014 operating income decreased 41.7% on a constant currency basis versus the prior year. Excluding the fiscal 2014 $11.8 million of restructuring charges and $26.1 million impairment charge and the fiscal 2013 $1.2 million impairment charge, fiscal 2014 operating income decreased 33.2% on a constant currency basis versus the prior year. The operating income decline was driven primarily by lower revenues in North America.

Fiscal 2014 had 53 weeks as compared to 52 weeks in fiscal 2013, which had a negative impact of $0.05 per fully diluted share.

Full Year Fiscal 2015 Earnings Guidance

The Company provided full year 2015 earnings guidance of between $0.40 and $0.70 per fully diluted share. During the first quarter of fiscal 2015, the Company intends to finalize plans to resize its organization. The costs associated with this plan are not included in the above earnings guidance.

Fourth Quarter and Full Year 2014 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Jim Chambers, President and Chief Executive Officer, and Nick Hotchkin, Chief Financial Officer, will discuss fourth quarter and full year 2014 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Net income, earnings per fully diluted share and operating income with respect to the fourth quarter and full year of fiscal 2014 and fiscal 2013 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis), as applicable, as follows: (i) with respect to the fourth quarter and full year fiscal 2014, to exclude the impact of charges associated with the Company’s previously disclosed 2014 restructuring of its organization and the impact of the impairment charge for its franchise rights acquired related to its Canada operations; (ii) with respect to the full year fiscal 2014, to exclude the net tax benefit related to an intercompany loan write-off in connection with the previously disclosed closure of the Company’s China business partially offset by the recognition of a valuation allowance related to tax benefits for foreign losses that are not expected to be realized and the impact of the gain on the Company’s previously disclosed Brazil acquisition; (iii) with respect to the fourth quarter fiscal 2013, to exclude the impact of the impairment charge for its franchise rights acquired related to its Mexico and Hong Kong operations; and (iv) with respect to the full year fiscal 2013, to exclude the impact from the early extinguishment of debt charge associated with the Company’s previously reported debt refinancing and the impact of the impairment charge for its franchise rights acquired related to its Mexico and Hong Kong operations. Earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS) is presented in the attachments to this release. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds more than 40,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. Weight Watchers provides innovative, digital weight management products through its websites, mobile sites and apps. Weight Watchers is the leading provider of digital weight management products in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products or the failure of its services and products to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees and suppliers; the impact of the Company’s debt service obligations and restrictive debt covenants; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the recognition of asset impairment charges; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of security breaches or privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the possibility that the interests of the Company’s majority owner will conflict with other holders of its common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	January 3,	December 28,
	2015	2013
ASSETS
Current assets	$427.7	$315.7
Property and equipment, net	74.6	87.1
Goodwill, franchise rights and other intangible assets, net	974.7	961.4
Deferred financing costs, other	38.2	44.7

TOTAL ASSETS	$1,515.2	$1,408.9

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$378.3	$345.8
Long-term debt	2,334.0	2,358.0
Deferred income taxes, other	188.4	179.7

TOTAL LIABILITIES	$2,900.7	$2,883.5

Redeemable noncontrolling interests	5.6	—

Shareholders’ deficit	(1,391.1)	(1,474.6)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,515.2	$1,408.9

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	January 3,	December 28,
	2015	2013
Services revenues, net (1)	$264.7	$294.9
Product sales and other, net (2)	63.1	71.2

Revenues, net	327.8	366.1

Cost of services (3)	133.3	130.9
Cost of product sales and other (4)	28.3	33.5

Cost of revenues	161.6	164.3

Gross profit	166.3	201.8
Marketing expenses	63.9	54.5
Selling, general and administrative expenses	62.1	66.9
Impairment charge on indefinite-lived intangible assets	26.1	1.2

Operating income	14.2	79.1
Interest expense	33.6	26.8
Other expense (income), net	0.5	(0.2)

(Loss) income before income taxes	(19.9)	52.5
(Benefit) provision for income taxes	(3.8)	21.7

Net (loss) income	(16.1)	30.8
Net loss attributable to the noncontrolling interest	(0.0)	—

Net (loss) income attributable to Weight Watchers International, Inc.	$(16.1)	$30.8

(Loss) Earnings Per Share
Basic	$(0.28)	$0.55

Diluted	$(0.28)	$0.54

Weighted average common shares outstanding:
Basic	56.7	56.4

Diluted	56.7	56.6

Dividends declared per common share	$—	$—

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s monthly commitment plan for unlimited access to meetings and other payment arrangements for access to meetings, including its traditional “pay-as-you-go” payment model and fees associated with its new Total Access product. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products: Weight Watchers Online and Weight Watchers eTools, including the newly enhanced versions of these products, as well as its new Personal Coaching product.
(2)	Consists of product sales meetings, Internet advertising revenue, ecommerce fees, product sales and other, licensing, publishing, advertising - sponsorship, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and Internet cost of revenues excluding Internet advertising costs.
(4)	Consists of cost of product meetings, Internet advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended
	January 3,	December 28,
	2015	2013
Services revenues, net (1)	$1,181.9	$1,360.8
Product sales and other, net (2)	298.0	363.4

Revenues, net	1,479.9	1,724.1

Cost of services (3)	535.3	558.5
Cost of product sales and other (4)	142.0	164.6

Cost of revenues	677.4	723.0

Gross profit	802.6	1,001.1
Marketing expenses	262.3	295.6
Selling, general and administrative expenses	243.0	243.5
Impairment charge on indefinite-lived intangible assets	26.1	1.2

Operating income	271.3	460.8
Interest expense	123.0	103.1
Other expense, net	3.2	0.6
Gain on Brazil acquisition	(10.5)	—
Early extinguishment of debt	—	21.7

Income before income taxes	155.6	335.4
Provision for income taxes	58.3	130.6

Net income	97.3	204.7
Net loss attributable to the noncontrolling interest	0.1	—

Net income attributable to Weight Watchers International, Inc.	$97.4	$204.7

Earnings Per Share
Basic	$1.72	$3.65

Diluted	$1.72	$3.63

Weighted average common shares outstanding:
Basic	56.6	56.1

Diluted	56.7	56.4

Dividends declared per common share	$—	$0.53

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s monthly commitment plan for unlimited access to meetings and other payment arrangements for access to meetings, including its traditional “pay-as-you-go” payment model and fees associated with its new Total Access product. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products: Weight Watchers Online and Weight Watchers eTools, including the newly enhanced versions of these products, as well as its new Personal Coaching product.
(2)	Consists of product sales meetings, Internet advertising revenue, ecommerce fees, product sales and other, licensing, publishing, advertising - sponsorship, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and Internet cost of revenues excluding Internet advertising costs.
(4)	Consists of cost of product meetings, Internet advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	January 3,	December 28,
	2015	2013
Meeting Paid Weeks (in millions) (1)
North America	11.7	13.1
UK	2.8	2.8
CE	3.0	2.9
Other (2)	0.7	0.6

Total Meeting Paid Weeks	18.1	19.5

Online Paid Weeks (in millions) (1)
North America	14.3	16.7
UK	1.8	1.8
CE	5.4	4.8
Other (2)	0.5	0.5

Total Online Paid Weeks	22.1	23.8

Total Paid Weeks (in millions) (1)
North America	26.0	29.8
UK	4.6	4.6
CE	8.3	7.7
Other (2)	1.2	1.1

Total Paid Weeks	40.2	43.2

End of Period Active Meeting Subscribers (in thousands) (3)
North America	692.6	833.2
UK	158.1	166.0
CE	178.2	183.6
Other (2)	26.4	33.9

Total End of Period Active Meeting Subscribers	1,055.4	1,216.7

End of Period Active Online Subscribers (in thousands) (3)
North America	925.2	1,232.9
UK	119.7	131.4
CE	373.6	344.8
Other (2)	35.6	37.1

Total End of Period Active Online Subscribers	1,454.1	1,746.2

Total End of Period Active Base (in thousands) (3)
North America	1,617.8	2,066.1
UK	277.8	297.4
CE	551.9	528.4
Other (2)	62.1	71.1

Total End of Period Active Base	2,509.5	2,962.9

Attendance (in millions)
North America	5.0	5.4
UK	1.3	1.4
CE	1.3	1.4
Other (2)	0.4	0.3

Total Attendance	8.0	8.5

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for our digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks, in each case for a given period.
(2)	Represents Asia Pacific and emerging markets.
(3)	The “End of Period Active Subscriber”, also referred to as the “End of Period Active Base”, metric reports active Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Active Meeting Subscribers” is the total Weight Watchers monthly commitment plan active subscribers (including Total Access); (ii) “End of Period Active Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching active subscribers; and (iii) “End of Period Active Subscribers” is the sum of End of Period Active Meeting Subscribers and End of Period Active Online Subscribers, in each case at a given period end.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Twelve Months Ended
	January 3,	December 28,
	2015	2013
Meeting Paid Weeks (in millions) (1)
North America	50.3	59.7
UK	12.4	13.7
CE	12.8	13.2
Other (2)	2.7	2.6

Total Meeting Paid Weeks	78.2	89.1

Online Paid Weeks (in millions) (1)
North America	66.8	81.0
UK	7.9	8.6
CE	22.8	21.4
Other (2)	2.1	2.4

Total Online Paid Weeks	99.6	113.4

Total Paid Weeks (in millions) (1)
North America	117.1	140.7
UK	20.2	22.3
CE	35.6	34.6
Other (2)	4.9	5.0

Total Paid Weeks	177.8	202.5

End of Period Active Meeting Subscribers (in thousands) (3)
North America	692.6	833.2
UK	158.1	166.0
CE	178.2	183.6
Other (2)	26.4	33.9

Total End of Period Active Meeting Subscribers	1,055.4	1,216.7

End of Period Active Online Subscribers (in thousands) (3)
North America	925.2	1,232.9
UK	119.7	131.4
CE	373.6	344.8
Other (2)	35.6	37.1

Total End of Period Active Online Subscribers	1,454.1	1,746.2

Total End of Period Active Base (in thousands) (3)
North America	1,617.8	2,066.1
UK	277.8	297.4
CE	551.9	528.4
Other (2)	62.1	71.1

Total End of Period Active Base	2,509.5	2,962.9

Attendance (in millions)
North America	23.0	27.2
UK	6.6	7.5
CE	6.5	6.8
Other (2)	1.7	1.4

Total Attendance	37.8	42.9

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for our digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks, in each case for a given period.
(2)	Represents Asia Pacific and emerging markets.
(3)	The “End of Period Active Subscriber”, also referred to as the “End of Period Active Base”, metric reports active Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Active Meeting Subscribers” is the total Weight Watchers monthly commitment plan active subscribers (including Total Access); (ii) “End of Period Active Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching active subscribers; and (iii) “End of Period Active Subscribers” is the sum of End of Period Active Meeting Subscribers and End of Period Active Online Subscribers, in each case at a given period end.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q4 2014 Variance
						2014
						Constant
	Q4 2014			Q4 2013	2014	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2013	2013
Selected Financial Data
Consolidated Company Revenues	$327.8	$9.3	$337.1	$366.1	-10.4%	-7.9%
Consolidated Meeting Fees (1)	$170.9	$4.5	$175.4	$185.8	-8.0%	-5.6%
Consolidated Online Subscription Revenues (2)	$93.8	$2.9	$96.7	$109.1	-14.0%	-11.4%
Consolidated Service Revenues (3)	$264.7	$7.4	$272.1	$294.9	-10.2%	-7.7%
Consolidated In-Meeting Product Sales (4)	$31.3	$1.0	$32.3	$36.7	-14.8%	-12.1%
Consolidated All Other (5)	$31.8	$0.8	$32.7	$34.5	-7.7%	-5.2%

North America
Meeting Fees (1)	$116.4	$0.8	$117.2	$128.4	-9.3%	-8.7%
Online Subscription Revenues (2)	$63.7	$0.5	$64.2	$79.4	-19.7%	-19.1%
Service Revenues (3)	$180.1	$1.3	$181.4	$207.7	-13.3%	-12.7%
In-Meeting Product Sales (4)	$15.7	$0.1	$15.8	$19.8	-20.6%	-20.1%
All Other (6)	$17.9	$0.0	$17.9	$18.2	-1.8%	-1.7%
Total Revenues	$213.7	$1.4	$215.1	$245.7	-13.1%	-12.5%

UK
Meeting Fees (1)	$17.9	$0.4	$18.3	$18.4	-2.7%	-0.6%
Online Subscription Revenues (2)	$6.0	$0.1	$6.1	$6.7	-10.2%	-8.2%
Service Revenues (3)	$23.9	$0.5	$24.4	$25.1	-4.7%	-2.6%
In-Meeting Product Sales (4)	$6.0	$0.1	$6.1	$6.5	-7.6%	-6.1%
All Other (6)	$3.6	$0.1	$3.7	$4.5	-19.8%	-17.4%
Total Revenues	$33.4	$0.7	$34.2	$36.0	-7.1%	-5.1%

CE
Meeting Fees (1)	$28.8	$2.6	$31.4	$31.7	-9.2%	-0.9%
Online Subscription Revenues (2)	$21.0	$2.0	$23.0	$21.0	0.0%	9.5%
Service Revenues (3)	$49.8	$4.7	$54.4	$52.7	-5.6%	3.3%
In-Meeting Product Sales (4)	$8.4	$0.8	$9.2	$8.9	-5.1%	3.5%
All Other (6)	$5.2	$0.5	$5.6	$5.4	-4.6%	4.3%
Total Revenues	$63.3	$5.9	$69.2	$67.0	-5.4%	3.4%

Other (7)
Meeting Fees (1)	$7.9	$0.6	$8.6	$7.4	7.3%	16.1%
Online Subscription Revenues (2)	$3.1	$0.3	$3.4	$2.1	52.1%	65.1%
Service Revenues (3)	$11.0	$0.9	$11.9	$9.4	17.1%	26.8%
In-Meeting Product Sales (4)	$1.2	$0.0	$1.2	$1.6	-26.0%	-23.8%
All Other (6)	$5.2	$0.2	$5.4	$6.4	-18.7%	-15.3%
Total Revenues	$17.4	$1.2	$18.6	$17.4	0.0%	6.7%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s monthly commitment plan for unlimited access to meetings and other payment arrangements for access to meetings, including its traditional “pay-as-you-go” payment model and fees associated with its new Total Access product.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products: Weight Watchers Online and Weight Watchers eTools, including the newly enhanced versions of these products, as well as its new Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“In-Meeting Product Sales” are sales of products to members in meetings.
(5)	“Consolidated All Other” are revenues from licensing, franchisees, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(6)	“All Other” are revenues from licensing, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(7)	Represents Asia Pacific, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Full Year 2014 Variance
						2014
				Full Year		Constant
	Full Year 2014			2013	2014	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2013	2013
Selected Financial Data
Consolidated Company Revenues	$1,479.9	$(0.3)	$1,479.6	$1,724.1	-14.2%	-14.2%
Consolidated Meeting Fees (1)	$744.6	$(0.3)	$744.3	$851.6	-12.6%	-12.6%
Consolidated Online Subscription Revenues (2)	$437.4	$1.7	$439.1	$509.1	-14.1%	-13.8%
Consolidated Service Revenues (3)	$1,181.9	$1.4	$1,183.4	$1,360.8	-13.1%	-13.0%
Consolidated In-Meeting Product Sales (4)	$169.1	$(1.4)	$167.7	$212.0	-20.2%	-20.9%
Consolidated All Other (5)	$128.9	$(0.4)	$128.5	$151.4	-14.9%	-15.1%

North America
Meeting Fees (1)	$496.2	$3.1	$499.3	$595.1	-16.6%	-16.1%
Online Subscription Revenues (2)	$298.2	$2.1	$300.3	$373.3	-20.1%	-19.6%
Service Revenues (3)	$794.4	$5.2	$799.6	$968.3	-18.0%	-17.4%
In-Meeting Product Sales (4)	$85.2	$0.5	$85.7	$119.1	-28.5%	-28.1%
All Other (6)	$68.1	$0.0	$68.2	$77.2	-11.7%	-11.7%
Total Revenues	$947.7	$5.7	$953.4	$1,164.6	-18.6%	-18.1%

UK
Meeting Fees (1)	$80.8	$(4.4)	$76.4	$85.2	-5.2%	-10.4%
Online Subscription Revenues (2)	$27.9	$(1.5)	$26.4	$29.7	-6.2%	-11.3%
Service Revenues (3)	$108.6	$(5.9)	$102.7	$114.9	-5.5%	-10.6%
In-Meeting Product Sales (4)	$30.2	$(1.7)	$28.5	$35.9	-15.9%	-20.6%
All Other (6)	$18.0	$(1.0)	$17.0	$21.9	-17.7%	-22.1%
Total Revenues	$156.8	$(8.6)	$148.3	$172.7	-9.2%	-14.1%

CE
Meeting Fees (1)	$133.4	$(0.4)	$133.0	$137.3	-2.8%	-3.1%
Online Subscription Revenues (2)	$97.4	$0.1	$97.5	$90.8	7.3%	7.4%
Service Revenues (3)	$230.9	$(0.4)	$230.5	$228.1	1.2%	1.0%
In-Meeting Product Sales (4)	$46.3	$(0.4)	$45.9	$48.0	-3.6%	-4.4%
All Other (6)	$21.7	$(0.0)	$21.6	$23.2	-6.7%	-6.9%
Total Revenues	$298.9	$(0.8)	$298.1	$299.4	-0.2%	-0.4%

Other (7)
Meeting Fees (1)	$34.1	$1.5	$35.6	$34.0	0.3%	4.8%
Online Subscription Revenues (2)	$13.9	$1.0	$14.9	$15.4	-9.6%	-2.9%
Service Revenues (3)	$48.0	$2.5	$50.6	$49.4	-2.8%	2.4%
In-Meeting Product Sales (4)	$7.4	$0.3	$7.6	$8.9	-17.5%	-14.5%
All Other (6)	$21.1	$0.6	$21.7	$29.1	-27.5%	-25.3%
Total Revenues	$76.5	$3.4	$79.9	$87.4	-12.5%	-8.5%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s monthly commitment plan for unlimited access to meetings and other payment arrangements for access to meetings, including its traditional “pay-as-you-go” payment model and fees associated with its new Total Access product.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products: Weight Watchers Online and Weight Watchers eTools, including the newly enhanced versions of these products, as well as its new Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“In-Meeting Product Sales” are sales of products to members in meetings.
(5)	“Consolidated All Other” are revenues from licensing, franchisees, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(6)	“All Other” are revenues from licensing, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(7)	Represents Asia Pacific, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										Q4 2014 Variance
												2014 Constant Currency
											2014		2014
	Q4 2014						Q4 2013				Adjusted		Adjusted
						Adjusted				2014	vs	2014	vs
		Adjustment		Currency	Constant	Constant		Adjustment		vs	2013	vs	2013
	GAAP	(1)	Adjusted	Adjustment	Currency	Currency	GAAP	(2)	Adjusted	2013	Adjusted	2013	Adjusted
Selected Financial Data
Gross Profit	$166.3	$0.2	$166.4	$5.0	$171.3	$171.5	$201.8	$—	$201.8	-17.6%	-17.5%	-15.1%	-15.0%
Gross Margin	50.7%		50.8%		50.8%	50.9%	55.1%		55.1%

Selling, General and Admini- strative Expenses	$62.1	$(0.8)	$61.3	$1.3	$63.4	$62.6	$66.9	$—	$66.9	-7.2%	-8.4%	-5.3%	-6.5%

Operating Income	$14.2	$27.1	$41.3	$(0.3)	$13.9	$43.2	$79.1	$1.2	$80.3	-82.1%	-48.6%	-82.4%	-46.2%
Operating Income Margin	4.3%		12.6%		4.1%	12.8%	21.6%		21.9%

Net (loss) income attribu- table to Weight Watchers International, Inc.	$(16.1)	$19.7	$3.7	$(0.3)	$(16.4)	$4.7	$30.8	$1.2	$32.0	-152.3%	-88.4%	-153.3%	-85.3%

(Loss) Earnings Per Share	$(0.28)	$0.35	$0.07	$—	$(0.28)	$0.07	$0.54	$0.02	$0.56	-151.7%	-88.4%	-151.7%	-88.4%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $1.0 million ($0.6 million after tax) of charges associated with the Company’s previously disclosed 2014 restructuring plan and the impact of the $26.1 million ($19.1 million after tax) charge related to the impairment of franchise rights acquired.
(2)	Excludes the impact of the $1.2 million impairment charge on franchise rights acquired.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										Full Year 2014 Variance
												2014 Constant Currency
											2014		2014
	Full Year 2014						Full Year 2013				Adjusted		Adjusted
						Adjusted				2014	vs	2014	vs
		Adjustment		Currency	Constant	Constant		Adjustment		vs	2013	vs	2013
	GAAP	(1)	Adjusted	Adjustment	Currency	Currency	GAAP	(2)	Adjusted	2013	Adjusted	2013	Adjusted
Selected Financial Data
Gross Profit	$802.6	$4.6	$807.2	$0.2	$802.7	$807.4	$1,001.1	$—	$1,001.1	-19.8%	-19.4%	-19.8%	-19.4%
Gross Margin	54.2%		54.5%		54.3%	54.6%	58.1%		58.1%

Selling, General and Admini- strative Expenses	$243.0	$(7.2)	$235.8	$0.2	$243.2	$236.0	$243.5	$—	$243.5	-0.2%	-3.2%	-0.1%	-3.1%

Operating Income	$271.3	$37.9	$309.2	$(2.6)	$268.7	$308.8	$460.8	$1.2	$462.0	-41.1%	-33.1%	-41.7%	-33.2%
Operating Income Margin	18.3%		20.9%		18.2%	20.9%	26.7%		26.8%

Gain on Brazil acquisition	$(10.5)	$(10.5)	$—	$—	$(10.5)	$—	$—	$—	$—	—	—	—	—

Early extinguish- ment of debt	$—	$—	$—	$—	$—	$—	$21.7	$(21.7)	$—	-100.0%	—	-100.0%	—

Net income attribu- table to Weight Watchers International, Inc.	$97.4	$17.7	$115.0	$(1.6)	$95.8	$114.8	$204.7	$14.5	$219.2	-52.4%	-47.5%	-53.2%	-47.6%

Earnings Per Share	$1.72	$0.32	$2.03	$(0.03)	$1.69	$2.03	$3.63	$0.26	$3.89	-52.7%	-47.8%	-53.5%	-47.8%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the gain of $10.5 million ($6.4 million after tax) recognized in connection with the Brazil acquisition due to an adjustment of the Company’s previously held equity interest to fair value offset by a charge associated with the settlement of the royalty-free arrangement of the Brazil partnership, the $11.8 million ($7.2 million after tax) of charges associated with the Company’s 2014 restructuring plan, the impact of the $26.1 million ($19.1 million after tax) charge related to the impairment of franchise rights acquired and the $2.4 million tax benefit, net.
(2)	Excludes the impact of the $21.7 million ($13.3 million after tax) early extinguishment of debt charge associated with the Company’s previously reported debt refinancing in April 2013 and the $1.2 million impairment charge on franchise rights acquired.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT RATIO)

UNAUDITED

					Trailing Twelve
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Months
Net Debt to EBITDAS

Net Income (Loss)	$21.5	$54.0	$37.9	$(16.1)	$97.3
Interest	25.3	31.2	33.0	33.6	123.0
Taxes	14.5	28.4	19.1	(3.8)	58.2
Depreciation and Amortization	11.5	12.2	12.7	12.9	49.2
Stock-based Compensation	1.4	3.0	2.8	3.3	10.5

EBITDAS	$74.2	$128.7	$105.5	$29.9	$338.3

Total Debt					$2,358.0
Less: Cash					301.2

Net Debt					$2,056.8

Net Debt to EBITDAS					6.1 X

Note: Totals may not sum due to rounding.